NW Natural Holdings Q1 2025 Earnings Call May 6, 2025 Investor Information Company Information NW Natural Holdings 250 SW Taylor Street Portland, OR 97204 nwnaturalholdings.com Nikki Sparley Director, Investor Relations and Treasury (503) 721-2530 nikki.sparley@nwnatural.com FORWARD LOOKING STATEMENTS 2 This and other presentations made by NW Natural Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," “continues,” “could,” "intends," "plans," "seeks," "believes," "estimates," "expects,“ “forecasts”, "will" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, forecasts, outlooks, timing, goals, strategies, commitments, future events, financial positions, financial performance, investments, valuations, timing and amount of capital expenditures, targeted capital structure, risks, risk profile, stability, acquisitions and timing, approval, completion and integration thereof, the likelihood and success associated with any transaction, strategic fit, utility system, technology and infrastructure investments, system modernization, reliability and resiliency, global, national and local economies, economic and GDP growth, customer and business growth, continued expansion of service territories, rate base growth, customer backlog, growth opportunities, customer satisfaction ratings, weather, performance and service during weather events, customer rates or rate recovery and the timing and magnitude of potential rate changes and the potential outcome of rate cases, environmental remediation cost recoveries, environmental initiatives, decarbonization and the role of natural gas and the gas delivery system, including decarbonization goals and timelines, energy efficiency measures, use of renewable sources, renewable natural gas purchases, projects, investments and other renewable initiatives, and timing, magnitude and completion thereof, unregulated renewable natural gas strategy and initiatives, hydrogen projects or investments and timing, magnitude, approvals and completion thereof, procurement of renewable natural gas or hydrogen for customers, technology and policy innovations, strategic goals and visions, water, wastewater and water services acquisitions, personnel additions, partnerships, investment strategy, regulatory strategy, and financial effects of water, wastewater and water services acquisitions, expected growth and safety benefits of facility upgrade investments, operating plans of third parties, financial targets, financial results, including estimated income, availability and sources of liquidity, capital markets, financing transactions, expenses, positions, revenues, returns, cost of capital, timing, and earnings, earnings guidance and estimated future growth rates, credit ratings, debt and equity issuances and timing, future dividends, commodity costs and sourcing, asset management activities, regulatory environment, performance, timing, outcome, or effects of regulatory proceedings or mechanisms or approvals, rate case execution, regulatory prudence reviews, anticipated regulatory actions or filings, accounting treatment of future events, economic and political conditions, effects of legislation or changes in laws or regulations, impact of the new U.S. presidential administration and Congress, inflation, the imposition or announcement of tariffs or trade restrictions, geopolitical uncertainty and other statements that are other than statements of historical facts. Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses. All forward-looking statements made in this presentation and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Natural Holdings, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Natural Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. Leadership Presenting Today Financial and Guidance Update • Q1 2025 earnings drivers • Reaffirming 2025 and long-term earnings guidance • Liquidity and financing Business Update • NWN Gas Utility • SiEnergy Gas Utility • NWN Water Utility • NWN Renewables Justin B. Palfreyman President & CEO Ray J. Kaszuba SVP & CFO 3 • Achieved solid financial results in Q1 2025 with adjusted EPS1 of $2.28 vs. $1.69 EPS in prior year • Closed SiEnergy acquisition, a Texas gas utility, adding long-term growth opportunities • Signed agreement to purchase Hughes gas utility, adding scale to SiEnergy • Added nearly 84,000 gas and water utility connections in the last 12 months for a combined growth rate of 9.6% as of March 31, 2025, mainly driven by the acquisition of SiEnergy • Strong first quarter organic customer growth of 2.2% (annualized) on a consolidated basis with new meter sets on track for the year and growth driven by SiEnergy • Reaffirmed 2025 adjusted EPS guidance of $2.75 - $2.951 • Long-term earnings per share growth rate target of 4% - 6% from 2025 adjusted EPS2 Solid Financial Results Key Initiatives Underway Q1 2025 Update (1) See Non-GAAP Information & Guidance Reconciliation in appendix. (2) Adjusted EPS growth forecasted for period 2025 – 2030 compounded annually; EPS growth rate uses 2025 adjusted EPS as base year. NW Natural Holdings does not provide a reconciliation of adjusted EPS growth rate target to the most directly comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain significant items. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant period. 4

2025 Initiatives Well Underway

NWN is well-positioned to deliver on its financial and strategic priorities in 2025

1	Pursue Constructive Oregon Gas Rate Case Outcome	• Expect new customer rates in Oregon on Nov. 1, 2025 • Currently working through regulatory process with stakeholders • Allows for strong return on invested capital
2	Capture SiEnergy Growth	• Completed acquisition of SiEnergy, a high-growth Texas gas LDC platform • 20%+ customer growth expected in 2025 • Signed agreement to purchase Hughes gas utility, adding scale to SiEnergy
3	Invest in Water Platform and Continue Constructive Rate Case Cadence	• Rapidly growing water and wastewater utility platform through both organic growth and acquisitions • Expect to file rate cases in 2025 for safety investments that support earnings going forward
4	RNG Facilities Produce Increasing Earnings and Cash Flows	• Facilities have been producing steady earnings and cash flows in 2025 • Expected to ramp up and provide increasing earnings and cash flows 2025 – 2027

Supports NWN's goal of continuing to deliver strong, consistent long-term EPS growth of 4-6%

5

Pacific Northwest Increasingly Reliant on Natural Gas

- NW Natural's system delivers 50% more energy than any other utility in Oregon over the course of a year[1] – and is critical to serving winter peak demands
- Despite renewable mandates, Oregon's reliance on natural gas use for power generation has never been higher[2]
- Oregon's electric system uses more natural gas than all the state's gas utilities deliver to their customers in aggregate[2]
- Under a variety of operating conditions, analysis shows gas furnaces are more cost-effective and result in lower emissions compared to electric heat pumps[3]


Oregon Natural Gas Consumption 2011 – 2024
Electric Production
Direct use in homes and businesses
Millions Cubic Feet
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Commercial
Residential
Industrial
Power Gen

Data for chart from: U.S. Energy Information Administration, Preliminary 2024 Oregon Natural Gas Consumption by End Use

(1) 2023 Oregon Utility Statistics Report: https://www.oregon.gov/puc/forms/Forms%20and%20Reports/2023-Oregon-Utility-Statistics-Book.pdf
(2) U.S. Energy Information Administration Preliminary 2024 Oregon Natural Gas Consumption by End Use (3) For approximately 88% customer overlap with Portland General Electric and PacifiCorp. ETO Heat Pump Realization Rate Analysis: "Summary of Recurve Analysis of Ducted Heat Pump Conversion Impacts," March 2020 and "Billing Analysis of Residential Ductless Heat Pump Installations," August 2024. Emissions Basis: The Northwest Power Pool carbon intensity factor calculated based on the non-baseload electricity generation mix, using fossil fuel emissions from the SEEAT model. ASHRAE 105-2021 methodology, updated by GTI Energy with 2022 eGRID data.

Energy constraints highlight the value of our gas distribution and storage infrastructure

6

Q1 2025 Financial Results

	Q1 2025		Q1 2024		Change	
In thousands, except per share data	Amount	Per Share[1]	Amount	Per Share[1]	Amount	Per Share
Adjusted net income (loss)[2]:						
NWN Gas Utility	$87,166	$2.16	$65,715	$1.74	$21,451	$0.42
SiEnergy Gas Utility	5,505	0.14	-	-	5,505	0.14
NWN Water Utility	1,688	0.04	(746)	(0.02)	2,434	0.06
Other[2]	(2,557)	(0.06)	(1,146)	(0.03)	(1,411)	(0.03)
Consolidated NWN Holdings[2]	$91,802	$2.28	$63,823	$1.69	$27,979	$0.59
Diluted Shares		40,304		37,796		2,508

(1) Segment EPS is a non-GAAP financial measure, which takes segment net income calculated in accordance with GAAP and divides it by the diluted shares outstanding of NW Natural Holdings. See "Non-GAAP Financial Measures" for additional information. The reconciliation of segment EPS to Consolidated NW Natural Holdings EPS is shown in the table above.
(2) See "Non-GAAP Financial Measures" and "Reconciliation to GAAP" for additional information. Adjusted 2025 other and consolidated net income are non-GAAP financial measures and exclude the effects of SiEnergy transaction costs of $3.9 million after-tax. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures calculated in accordance with U.S. GAAP. Non-GAAP financial measures are used to analyze our financial performance because we believe they provide useful information to our investors and creditors in evaluating our financial condition and results of operations.

Key Drivers

- $21.5 million increase in NWN Gas net income primarily due to new rates in Oregon effective Nov. 1, 2024.
- $5.5 million increase in SiEnergy net income as this is the first quarter of results after the acquisition on Jan. 7, 2025.
- $2.4 million increase in NWN Water net income primarily due to new rates at Foothills water and wastewater utility in Arizona and incremental earnings from the Puttman utilities after their acquisition in September 2024.
- $1.4 million increase in net loss from Other primarily related to higher interest expense at NW Natural Holding Company. This was partially offset by contributions from NWN Renewables from their first full quarter of operations.

Solid results primarily reflect new rates in Oregon effective Nov. 1, 2024

7

Growth Outlook Reaffirmed

Key Guidance Targets

- Reaffirmed adjusted[1] 2025 EPS guidance in the range of $2.75 – $2.95
- Expect SiEnergy and NWN Water to each provide about $0.25 – $0.30 annual adjusted 2025 EPS[1]
- Long-term EPS growth target of 4% – 6%[2] from 2025 adjusted EPS baseline
- Consolidated customer growth of 2.0% - 2.5% expected in 2025
- Strong and growing dividend[3]

2025 Cap-Ex On Track

Annual Guidance $450 - $500 Million (in millions)


$82
10
72
$102
8
10
84
Q1 2024
Q1 2025
NWN Gas Company
SiEnergy Gas Utility
NWN Water Utility

(1) See Non-GAAP Information & Guidance Reconciliation in appendix. (2) Adjusted EPS growth forecasted for period 2025 – 2030 compounded annually; EPS growth rate uses adjusted 2025 EPS as base year. (3) Future dividends are subject to Board of Directors discretion and approval.

8

Strong Balance Sheet and Liquidity

NW Natural HOLDINGS™

Equity

- Expect to issue $65 - $75 million for the full year 2025
- Expect to be within original range even with planned Hughes gas utility acquisition

Debt

- Completed SiEnergy acquisition permanent financing with issuance of $325 million Junior Subordinated Debentures in March
- Manageable debt maturities of $37 million in 2025
- Expect to refinance SiEnergy existing debt in 2025

FFO/Debt target

- ~14% for NW Natural Holdings[1] over the long term

(1) S&P rating agency FFO/Adjusted Debt calculation

Available Liquidity

As of March 31, 2025
(In millions)



Cash $100
NW Natural Holdings Line of Credit $119
SiEnergy Line of Credit $5
NW Natural Gas Company Line of Credit $400

Ample liquidity today and expect to finance the business maintaining a strong balance sheet

9



NW Natural HOLDINGS™

Appendix

11

Non-GAAP Information & Guidance Reconciliation

NW Natural HOLDINGS™

Management uses "adjusted net income", "adjusted earnings per share," "adjusted segment net loss," "segment earnings per share" and "adjusted segment earnings per share," each of which are non-GAAP financial measures, when evaluating NW Natural Holdings' overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about NW Natural Holdings' performance because they eliminate the impacts of significant discrete items that are unusual or non-recurring and can affect the comparison of period-over-period results. In addition to presenting the results of operations and earnings amounts in total, certain financial measures are expressed in cents per share, which are non-GAAP financial measures. All references to EPS are on the basis of diluted shares.

Such non-GAAP financial measures are used to analyze our financial performance because we believe they provide useful information to our investors and creditors in evaluating our financial condition and results of operations. Our non-GAAP financial measures should not be considered a substitute for, or superior to, measures calculated in accordance with U.S. GAAP. Moreover, these non-GAAP financial measures have limitations in that they do not reflect all the items associated with the operations of the business as determined in accordance with GAAP. Other companies may calculate similarly titled non-GAAP financial measures differently than how such measures are calculated in this report, limiting the usefulness of those measures for comparative purposes. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the following tables.

2025 EPS Guidance Reconciliation Table	
GAAP EPS Guidance	$2.65 to $2.85
Transaction Costs[1]	0.10
Adjusted EPS Guidance	$2.75 to $2.95

(1) Transaction costs from SiEnergy and Hughes are expected to total $5.8 million (pre-tax) in 2025 or $0.10 per share assuming average diluted shares of 41.1 million and an income tax rate of 26.5%.

12

Non-GAAP Adjusted EPS & Net Income Reconciliation Three Months Ended March 31 2025 2024 In thousands, except per share data Amount Per Share Amount Per Share Consolidated GAAP net income $87,916 $2.18 $63,823 $1.69 SiEnergy transaction costs 5,287 0.13 Income tax effect1 (1,401) (0.03) Adjusted net income $91,802 $2.28 $63,823 $1.69 Diluted shares 40,304 37,796 Other GAAP net income $(6,443) ($0.16) $(1,146) $(0.03) SiEnergy transaction costs 5,287 0.13 Income tax effect1 (1,401) (0.03) Adjusted net income $(2,557) ($0.06) $(1,146) $(0.03) 13 (1) SiEnergy transaction expenses were recognized in the first quarter of 2025. Tax effect of adjustment was calculated using a combined federal and statutory rate of 26.5%.